ICA

THE INVESTMENT COMPANY OF AMERICA

Quarterly Report
For the nine months ended September 30, 1996

[The American Funds Group (R)]


FELLOW SHAREHOLDERS:

We are pleased to provide this summary of The Investment Company of America's portfolio as of September 30, 1996. Along with this report, we have enclosed information about the fund's dividend and year-end capital gain distribution. PORTFOLIO SUMMARY - September 30, 1996

                                                  PERCENT OF
INVESTMENT MIX                                    NET ASSETS

Equities                                           88.32%
U.S. Treasury Bonds and Notes                       3.39
Cash and Equivalents                                8.29
Total                                             100.00%


                                   NUMBER OF      PERCENT OF
FIVE LARGEST INDUSTRY HOLDINGS     COMPANIES      NET ASSETS
IN EQUITIES

Banking                            23             9.93%
Energy Sources                     14             7.34
Health & Personal Care             15             7.28
Telecommunications                 10             5.69
Beverages & Tobacco                 5             5.34


                                   PERCENT OF
TEN LARGEST STOCKS                 NET ASSETS
Philip Morris                      3.23%

Federal National Mortgage Assn.    2.88
Royal Dutch Petroleum              2.03
AT&T                               1.87
Wal-Mart Stores                    1.87
Caterpillar                        1.68
DuPont                             1.65
Pfizer                             1.31
Time Warner                        1.21
Walt Disney                        1.21

ICA's complete portfolio will appear in the fund's annual report scheduled to be mailed to you in late February 1997. We look forward to reporting to you again at that time.

Cordially,

[/s/ William C. Newton]
William C. Newton
President

December 16, 1996


ICA(sm)

THE INVESTMENT COMPANY OF AMERICA(R) SEEKS LONG-TERM GROWTH OF CAPITAL AND INCOME, PLACING GREATER EMPHASIS ON FUTURE DIVIDENDS THAN ON CURRENT INCOME.

SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER OR CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180.

This report is for the information of shareholders of The Investment Company of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

Litho in USA  CMG/ALI/3150
(C)1996 American Funds Distributors, Inc.
Lit. No. ICA-012-1296

Printed on recycled paper